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                                                                    EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ted Meisel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Overture Services, Inc. on Form 10-Q for the fiscal quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Overture Services, Inc.

                                                              By: /s/ TED MEISEL
                                               ---------------------------------
                                                                Name: Ted Meisel
                                    Title: President and Chief Executive Officer

I, Todd Tappin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Overture Services, Inc. on Form 10-Q for the fiscal quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Overture Services, Inc.

                                                             By: /s/ TODD TAPPIN
                                               ---------------------------------
                                                               Name: Todd Tappin
                                                  Title: Chief Financial Officer

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